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                                                                    EXHIBIT 32.1

                       CERTIFICATION PURSUANT TO TITLE 18
             UNITED STATES CODE SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AMTROL Inc (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Albert
D. Indelicato, Chief Executive Officer of the Company, hereby certifies, pursuant to Title 18 U.S.C. section 1350, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003                  By: /s/ALBERT D. INDELICATO *
                                             ----------------------------------
                                               Albert D. Indelicato,
                                               President, Chairman of the Board,
                                               Chief Executive Officer and
                                               Director

*A signed original of this written statement required by Section 906 has been provided to Amtrol Inc and will be retained by Amtrol Inc and furnished to the Securities and Exchange Commission or its staff upon request.